Exhibit 10.2

AMENDMENT NO. 5 TO SECURED PROMISSORY NOTE NO.1

This Amendment No. 5 to the Secured Promissory Note No. 1 (the “Amendment”), is made as of December 6, 2022 by VIA Motors International, Inc., (the “Borrower”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Promissory Note (defined below).

WHEREAS, the Borrower issued a certain Secured Promissory Note No. 1 dated May 20, 2021, as amended on June 17, 2022, July 19, 2022, August 15, 2022, and October 28, 2022 (“Promissory Note”) to Ideanomics Inc., (“Lender”) promising to repay the loan amount of $13,989,889.00 advanced by the Lender.

WHEREAS, on October 28, 2022, the Borrower previously borrowed an additional US$ 2,308,000.00 from Lender, and Lender and Borrower have mutually agreed to defer the interest accrual on $ 1,834,289 of that balance until December 2, 2022;

WHEREAS, Borrower wishes to borrow, and the Lender wishes to advance, an additional amount of US$ 2,281,369 on the terms and conditions set forth in the Promissory Note.

WHEREAS, the Borrower desires to amend the Promissory Note as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, mutually agree as follows:

1.	Notwithstanding anything to the contrary in the Promissory Note, effective as of the date hereof:

a.	the principal sum payable under the Promissory Note shall be SIXTEEN MILLION TWO HUNDRED SEVENTY-ONE THOUSAND TWO HUNDRED FIFTY-EIGHT Dollars (US$16,271,258).

b.	Simple interest on (i) US$2,181,889 shall accrue from May 20, 2022; (ii) US$ 5,100,000 shall accrue from June 17, 2022; (iii) US$ 1,800,000.00 shall accrue from July 19, 2022; (iv) US$ 2,600,000.00 shall accrue from August 15, 20222; (v) US$ 473,710 shall accrue from October 28, 2022 and (vi) $4,115,659 shall accrue from December 2, 2022 in each case, till the Maturity Date at the rate of four percent (4%) per annum (such principal and interest together and all other amounts due and owing under the Promissory Note, the “Obligations”).

2.	Except to the extent herein expressly modified by the foregoing provisions of this Amendment, the Promissory Note is hereby ratified and confirmed in all respects.

This Amendment may be executed by electronic signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[signature page follows]

[Signature Page to Amendment No. 4 to the Secured Promissory Note]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

VIA MOTORS INTERNATIONAL, INC., a
Delaware corporation

By:	/s/ Robert C. Purcell
Name: Robert C. Purcell
Title: CEO

Acknowledged by:

IDEANOMICS, INC., a Nevada corporation

By:	/s/ Alf Poor
Name: Alf Poor
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to the Secured Promissory Note]